UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 30, 2010

PLAINSCAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Texas	000-53629	75-2182440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2323 Victory Avenue, Suite 1400, Dallas, Texas	75219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 252-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, PlainsCapital Corporation, a Texas corporation (the “Company”), has entered into certain loan agreements with, and made notes evidencing debts thereunder (as amended, the “Loan Documents”) payable to, JPMorgan Chase Bank, NA, a national banking association and the successor by merger to Bank One, NA (Illinois) (“JPM”), pursuant to which as of June 30, 2010, the Company has borrowed an aggregate principal balance of approximately $48.85 million and could borrow up to an additional $4.65 million (collectively, the “Loans”). On July 30, 2010, the Company entered into amendments to its loan agreements with, and amended and restated notes evidencing debts thereunder made payable to, JPM with respect to the Loan Documents, and in connection with such amendments, entered into a new term note with JPM in the principal amount of $7.65 million to convert such amount of borrowings under a revolving line of credit to a term borrowing (collectively, the “July 2010 Loan Amendments”). As a result of the July 2010 Loan Amendments, the Company’s aggregate borrowing capacity under its revolving lines of credit was reduced from $30.00 million to $22.70 million, and the Company’s available borrowing capacity under the revolving lines of credit increased to an aggregate of $5.00 million. The July 2010 Loan Amendments are described in more detail below.

Amendments to Existing $20.00 Million Revolving Line of Credit

On July 30, 2010, in connection with the Company’s then-outstanding $20.00 million revolving line of credit with JPM (as amended, the “First Revolver”), the Company and JPM entered into that certain Ninth Amendment to Amended and Restated Loan Agreement and that certain Fifth Amended and Restated Promissory Note (collectively, the “First Revolver Amendments”), amending the Company’s obligations pursuant to the First Revolver. The First Revolver Amendments, among other things, (i) reduce the maximum principal amount of the First Revolver from $20.00 million to $17.7 million; (ii) increase the acceptable non-performing asset ratio for PlainsCapital Bank, a Texas banking association and wholly owned subsidiary of the Company (the “Bank”); (iii) increase the current interest rate applicable to outstanding amounts under the First Revolver from the prime rate to the prime rate plus 0.25%; (iv) increase the elective LIBOR adjusted rate from LIBOR plus 2.50% to LIBOR plus 2.75% and (v) extend the maturity date of the First Revolver from July 31, 2010 until July 31, 2011. Interest on any amounts outstanding under the First Revolver is payable quarterly, commencing on September 1, 2010, and all outstanding principal and interest is due and payable in full on the maturity date. As a result of the reduction in principal amount under the First Revolver Amendments, as of August 5, 2010, the Company has borrowed the full amount available under the First Revolver.

Amendments to Existing $10.00 Million Revolving Line of Credit

On July 30, 2010, in connection with the Company’s then-outstanding $10.00 million revolving line of credit with JPM (as amended, the “Second Revolver”), the Company and JPM entered into that certain Renewal, Extension and Modification Agreement and that certain Third Amended and Restated Promissory Note (collectively, the “Second Revolver Amendments”), amending the Company’s obligations pursuant to the Second Revolver. As of July 1, 2010, the Company had an outstanding principal balance under the Second Revolver of $7.65 million. The Second Revolver Amendments, among other things, (i) reduce the maximum principal amount allowed outstanding under the Second Revolver from $10.00 million to $5.00 million; (ii) increase the acceptable non-performing asset ratio for the Bank; (iii) increase the current interest rate applicable to amounts outstanding under the Second Revolver from the prime rate to the prime rate plus 0.25%; (iv) increase the elective LIBOR adjusted rate from LIBOR plus 2.50% to LIBOR plus 2.75% and (v) extend the maturity date of the Second Revolver from July 31, 2010 until July 31, 2011. Interest due on any amounts outstanding under the Second Revolver is payable quarterly, commencing on September 1, 2010, and all outstanding principal and interest is due and payable in full on the maturity date.

Establishment of New $7.65 Million Term Loan

In connection with the Second Revolver Amendments, the Company also entered into a new Promissory Note (the “New Term Loan”), whereby the Company borrowed $7.65 million from JPM, the proceeds of which were used to pay, in full, the then-outstanding principal balance under the Second Revolver. Interest accrues on the New Term Loan at a rate equal to the prime rate plus 0.25%, or, at the Company’s election, LIBOR plus 2.75%, and is due quarterly, commencing on September 1, 2010. In addition, the Company must make quarterly principal payments of approximately $1.91 million on the New Term Loan beginning December 31, 2010, and any remaining outstanding principal balance and accrued but unpaid interest on the New Term Loan will be due and payable upon the maturity date, July 31, 2011. Upon an event of default by the Company, JPM may, at its option, (i) declare the principal balance of, and the accrued but unpaid interest on, the New Term Loan immediately due and payable and (ii) increase the interest rate on any principal balance outstanding while in default to the prime rate plus 3.5%.

Amendments to Existing $3.00 Million Term Loan

On July 30, 2010, the Company and JPM entered into that certain Renewal, Extension and Modification Agreement and that certain Second Amended and Restated Promissory Note (collectively, the “Term Loan Amendments”), amending the terms of the Company’s existing term loan with a current outstanding principal balance of $3.00 million (the “Term Loan”). The Term Loan Amendments, among other things, (i) increase the current interest rate applicable to amounts outstanding under the Term Loan from the prime rate to the prime rate plus 0.25%; (ii) increase the elective LIBOR adjusted rate from LIBOR plus 2.50% to LIBOR plus 2.75% and (iii) extend the maturity date of the Term Loan from July 31, 2010 until July 31, 2011.

Amendments to Existing $500,000 Term Loan

On July 30, 2010, the Company and JPM entered into that certain Modification Agreement and that certain Fourth Amended and Restated Promissory Note (collectively, the “$500,000 Term Loan Amendments”), amending the terms of the Company’s existing term loan with JPM in the original principal amount of $500,000 (the “$500,000 Term Loan”). The $500,000 Term Loan Amendments, among other things, (i) increase the current interest rate applicable to amounts outstanding under the $500,000 Term Loan from the prime rate to the prime rate plus 0.25% and (ii) increase the elective LIBOR adjusted rate from LIBOR plus 2.50% to LIBOR plus 2.75%.

Copies of the July 2010 Loan Amendments are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9 to this Form 8-K and are incorporated by reference herein. You are encouraged to read the July 2010 Amendments for a more complete understanding of their terms. The foregoing descriptions of the July 2010 Loan Amendments are qualified in their entirety by the full text of the July 2010 Loan Amendments.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 for a description of the Company’s financial obligations pursuant to the Loans, which is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Ninth Amendment to Amended and Restated Loan Agreement, dated as of July 30, 2010, between PlainsCapital Corporation and JPMorgan Chase Bank, NA.

10.2	Fifth Amended and Restated Promissory Note, dated as of July 30, 2010, by PlainsCapital Corporation in favor of JPMorgan Chase Bank, NA.

10.3	Renewal, Extension and Modification Agreement, dated as of July 30, 2010, between PlainsCapital Corporation and JPMorgan Chase Bank, NA.

10.4	Third Amended and Restated Promissory Note, dated as of July 30, 2010, by PlainsCapital Corporation in favor of JPMorgan Chase Bank, NA.

10.5	Promissory Note, dated as of July 30, 2010, by PlainsCapital Corporation in favor of JPMorgan Chase Bank, NA.

10.6	Renewal, Extension and Modification Agreement, dated as of July 30, 2010, between PlainsCapital Corporation and JPMorgan Chase Bank, NA.

10.7	Second Amended and Restated Promissory Note, dated as of July 30, 2010, by PlainsCapital Corporation in favor of JPMorgan Chase Bank, NA.

10.8	Modification Agreement, dated as of July 30, 2010, between PlainsCapital Corporation and JPMorgan Chase Bank, NA.

10.9	Fourth Amended and Restated Promissory Note, dated as of July 30, 2010, by PlainsCapital Corporation in favor of JPMorgan Chase Bank, NA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINSCAPITAL CORPORATION

Date: August 4, 2010	By:	/s/ ALLEN CUSTARD
	Name:	Allen Custard
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
10.1	Ninth Amendment to Amended and Restated Loan Agreement, dated as of July 30, 2010, between PlainsCapital Corporation and JPMorgan Chase Bank, NA.

10.2	Fifth Amended and Restated Promissory Note, dated as of July 30, 2010, by PlainsCapital Corporation in favor of JPMorgan Chase Bank, NA.

10.3	Renewal, Extension and Modification Agreement, dated as of July 30, 2010, between PlainsCapital Corporation and JPMorgan Chase Bank, NA.

10.4	Third Amended and Restated Promissory Note, dated as of July 30, 2010, by PlainsCapital Corporation in favor of JPMorgan Chase Bank, NA.

10.5	Promissory Note, dated as of July 30, 2010, by PlainsCapital Corporation in favor of JPMorgan Chase Bank, NA.

10.6	Renewal, Extension and Modification Agreement, dated as of July 30, 2010, between PlainsCapital Corporation and JPMorgan Chase Bank, NA.

10.7	Second Amended and Restated Promissory Note, dated as of July 30, 2010, by PlainsCapital Corporation in favor of JPMorgan Chase Bank, NA.

10.8	Modification Agreement, dated as of July 30, 2010, between PlainsCapital Corporation and JPMorgan Chase Bank, NA.

10.9	Fourth Amended and Restated Promissory Note, dated as of July 30, 2010, by PlainsCapital Corporation in favor of JPMorgan Chase Bank, NA.